Redwood Managed Volatility Fund

Class N RWDNX

Class I RWDIX

Class Y RWDYX

a series of Two Roads Shared Trust (the “Fund”)

Supplement dated July 9, 2025
to the Prospectus and Summary Prospectus of the Fund, each dated March 1, 2025

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus. This Supplement supersedes any information to the contrary in the Prospectus.

Effective immediately, the corresponding disclosure in the section entitled “Fees and Expenses of the Fund” beginning on page 1 of the Prospectus and page 1 of the Summary Prospectus of the Redwood Managed Volatility Fund is replaced with the following:

(3)	The Fund’s adviser has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least March 1, 2026, to ensure that total annual Fund operating expenses after expense waiver and reimbursement (exclusive of any taxes, front-end or contingent deferred loads, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), expenses of other investment companies in which the Fund may invest, and extraordinary expenses such as litigation) will not exceed 1.67% and 1.92% of average daily net assets attributable to Class I and Class N shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years of when the amount was waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the reimbursement was made.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This Supplement and the existing Prospectus and Statement of Additional Information (“SAI”) provide relevant information for all shareholders and should be retained for future reference. The Funds’ Prospectus and the SAI have each been filed with the Securities and Exchange Commission, are incorporated by reference. Copies of these documents may be obtained without charge by calling 1-855-RED-FUND (733-3863).